BP Capital TwinLine Energy Fund (“Energy Fund”)
BP Capital TwinLine MLP Fund (“MLP Fund”)

Supplement dated September 28, 2015 to the Prospectus and Statement of Additional
Information dated February 27, 2015, as supplemented

Effective immediately, Mark Easterbrook no longer serves as a portfolio manager for the Energy Fund and the MLP Fund.  Please disregard all references to Mr. Easterbrook in the Prospectus and Statement of Additional Information.

Please retain this Supplement with the Prospectus and Statement of Additional Information.